Saturna Sustainable Bond Fund

Ticker Symbol: SEBFX

March 27, 2015

SUMMARY PROSPECTUS

Before you invest, you may want to review Saturna Sustainable Bond Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturnasustainable.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 27, 2015, are incorporated by reference into this Summary Prospectus.

Saturna Sustainable Bond Fund

SEBFX

Investment Objective

Current income and capital preservation.

Fees and Expenses

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management and Administration Fee	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses¹	0.30%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver and Expense Reimbursement	0.21%
Total Annual Fund Operating Expense after Fee Waiver and Expense Reimbursement²	0.89%

¹ The "Other Expenses" are based on estimated amounts for the initial fiscal year.

² The investment adviser has committed through March 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the net operating expense ratio of 0.89%. The committed net operating expense ratio may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years
$112	$350

Portfolio Turnover

The Fund may have transaction costs, such as commissions and a bid-ask spread, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect your after-tax returns. The Fund began operations as of March 27, 2015 (the date of this Prospectus) and consequently has not yet made any purchases or sold any securities, and therefore does not have a portfolio turnover rate to report.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets in bonds of issuers located throughout the world that the Fund's adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Fund's adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, and financially strong, and with low risks in the areas of the environment, social responsibility and corporate governance ("ESG"). The Fund's adviser uses an internally developed ESG rating system to identify issuers that the Fund's adviser believes present low ESG risks.

Under normal conditions, the Fund invests at least 65% of its assets in bonds within the four highest grades (Aaa, Aa, A, or Baa) and may invest up to 35% in unrated and high-yield bonds.

Principal Risks of Investing

The value of Fund shares rises and falls as the value of the securities in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which it invests.

The risks inherent in the Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Foreign investing involves risks not normally associated with investing solely in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Saturna Sustainable Bond Fund

SEBFX

Security issuers are evaluated and assigned an ESG rating monthly. Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which the company operates. The ratings process associated with sustainable investing reduces the investable universe, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

Liquidity risk exists when particular investments are difficult to sell. Investments by the Fund in foreign securities and those that are thinly traded, such as lower quality issuers, tend to involve greater liquidity risk. The market for certain investments may become illiquid under adverse market or economic conditions.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered "junk bonds."

Performance

The Fund began operations on March 27, 2015 and consequently has no historical returns to report. Future reports will show how the Fund's average annual total returns for the required time periods compare with the Citi World Broad Investment-Grade Bond Index (WorldBIG).

A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future. Performance data current to the most recent month-end and quarter-end are available on www.saturnasustainable.com.

Investment Adviser

Saturna Capital Corporation is the Fund's investment adviser.

Portfolio Manager

Mr. Patrick Drum CFA, is the portfolio manager for the Fund, and Mr. Bryce Fegley CFA, is the deputy portfolio manager. They have been the managers of the Fund since inception.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $10,000 or more ($100 under a group or retirement plan) payable to the Saturna Sustainable Bond Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Saturna Sustainable Bond Fund
            Box N
            Bellingham, WA 98227-0596

Or Fax:   360-734-0755

Telephone request

Call:   800-728-8762 or 360-734-9900

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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